Exhibit 99.1
Newpark Resources Presentation November 2011

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, the impact of restrictions on offshore drilling activity in the Gulf of Mexico, our customer concentration, particularly in our Mats and Integrated Services segment, the cyclical nature of our industry, the availability of raw materials, including barite ore, the availability of skilled personnel, our market competition, the cost and continued availability of borrowed funds, our international operations, political and social unrest in North Africa and the Middle East, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, the impact of severe weather, particularly in the U.S. Gulf Coast and our ability to successfully integrate the business acquired from Rheochem and to realize the anticipated benefits from the acquisition. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.

Company Overview



- **Specialized provider of:**
  - Fluids Systems and Engineering
  - Mats and Integrated Services
  - Environmental Services
- **Customers:**
  - Oil and Gas Industry
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

Nine Months 2011 Revenue $695 million



12%
5%
83%
Fluids Systems and Engineering
Mats and Integrated Services
Environmental Services

Nine Months 2011 Segment Operating Income $116 million



8%
35%
57%

NYSE: NR Newpark Resources, Inc. 3 November 2011

Drilling Fluids - Market Share 4 Demonstrated our ability to grow worldwide market share over the past decadeGrowth has been driven by independents, major international oil companies and national oil companiesProjected to be the third largest drilling fluids provider in North America in 2011 (based on Spears estimates and Company data)(CHART)

Technology

- **Focused on providing customized solutions for E&P operators to improve their drilling economics**
  - Offshore - Deepwater and Shelf
    - In early 2011, completed an offshore well for a major IOC in over 7000 feet of water
  - Land – Conventional and Unconventional Formations
- **Proprietary and Patented Technology**
  - High Performance Water-Based Systems
  - High Performance Synthetic-Based Systems
  - Traditional and Hybrid Oil-Based Systems





NYSE: NR Newpark Resources, Inc. 5 November 2011

Technology



- **New water based system, *Evolution*™, used successfully in the U.S. shale plays**
  - Yields improved rate of penetration; reduced operating expense (rig time and waste disposal)
  - Since beginning of 2010, more than 400 wells have used *Evolution;* $44 million of revenues in first nine months of 2011
  - Won 2010 *World Oil* magazine innovation award for "Best Drilling, Completions & Production Fluids" and Hart's *E&P* magazine *Special Meritorious Award for Engineering Innovation.*


9th ANNUAL WORLD OIL® AWARDS
Winner
2010
Best Drilling, Completions & Production Fluids Award

- **Newpark recognized by EnergyPoint Research, an independent customer service survey company.**
  - Rated 1st in shale-oriented applications
  - Rated 1st in HS&E policies and practices
  - Rated 1st in drilling fluids products
  - Rated 1st in availability and delivery


ENERGYPOINT RESEARCH INC
Rated 1st in
Shale-oriented Applications
OILFIELD SERVICES
Customer Satisfaction
2011
ENERGYPOINT RESEARCH INC
Rated 1st in
HSE
OILFIELD SERVICES
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling Fluids Products
OILFIELD PRODUCTS
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
Availability & Delivery
OILFIELD PRODUCTS
Customer Satisfaction
2010

NYSE: NR Newpark Resources, Inc. 6 November 2011

Customer Revenue Mix Growth with IOC's and NOC'sResults of strategic shift started in 2006Focus on IOC's and NOC'sWhy?Less competition versus independentsLonger investment horizons (stability)Longer-term contracts 7

International Revenue Growth/Mix Focused on driving balance between North American and International revenuesInternational expansion provides greater stabilityLonger investment horizonsLower concentrations in individual markets, reducing exposure to individual market dynamics 8 (CHART) (CHART)

Fluids Systems and Engineering - North America 9 Serves most all North American basins Approximately 15% share of total U.S. markets served in through first nine months of 20111Introduced Evolution(tm) for use in Barnett, Bakken, Piceance and Eagle Ford Shales; expanding into MarcellusApproximately 17% share of the U.S. shale markets1 (1) Source: Company estimates (CHART)

Fluids Systems and Engineering - EMEA 10 Core MarketsItaly, Algeria, Tunisia, RomaniaNear-Term Growth MarketsHungary, Kurdistan (Iraq), Spain, Poland, TurkeyDespite loss of Libya revenue, region on pace to exceed 2010 Near-term Growth Markets (CHART)

11 2nd largest drilling fluids capacity in BrazilTaking steps to improve profitability Expand work with IOCsFocus on proprietary products such as DeepDrill Fluids Systems and Engineering - Latin America (CHART)

12 Acquisition of Rheochem drilling fluids business in April 2011Australia New ZealandIndiaMarkets:OffshoreOnshoreGeothermalCoal Bed MethanePurchase price of $29 million with one- year earn out potential based on EBITDA up to additional $19 million (at current exchange rates)Contributed $15 million in revenues since the acquisition in April Fluids Systems and Engineering - Asia Pacific

Mats and Integrated Services

- **New environmental applications drove growth in 2010 and 2011**
  - Use of composite mats to minimize adverse impacts of land drilling
- **Growth through new markets for mat rentals and sales**
  - Northeast U.S.
  - Bakken
  - International
- **Broadening Rental Customer Base**
  - Moving mats out of Northeast to Gulf Coast and Bakken, improving diversification
  - Mats expected to be fully re-deployed by the end of 2011



Mats and Integrated Services Revenues
Revenues ($millions)
120
100
80
60
40
20
0
Full Year
Nine Months
$90
$90
$37
$69
$49
$81
2007
2008
2009
2010
2011

Chesapeake ENERGY

BR PETROBRAS

ExxonMobil



NYSE: NR Newpark Resources, Inc. 13 November 2011

Environmental Services



- **Processes and disposes of E&P waste**
  - Non-hazardous oilfield waste
- **Leading market position in U.S. Gulf Coast**
  - Uses low pressure injection technology
  - Waste disposed into unique geological structures underground
- **Impacted by Gulf of Mexico Permitting Delays**
  - Replacing deepwater declines with land-based gains
  - Gulf recovery dependent on pace of permitting



Environmental Services Revenues
Revenues ($ millions)
70
60
50
40
30
20
10
0
Full Year
Nine Months
$58
$62
$43
$49
$38
$36
2007
2008
2009
2010
2011



NYSE: NR

Newpark Resources, Inc.

14

November 2011

Third Quarter 2011

▶ Operating performance

- Record revenues of $261 million in Q3 2011, up 13% from Q2 2011 and 46% from a year ago
- EPS of 23¢ in Q3 compared to 19¢ in Q2 and 9¢ a year ago. Net income of $23 million is highest reported quarterly net income in Newpark's history
- U.S. Fluids market share was 16% in Q3 2011. Canadian revenues increased $10 million from Q2.
- Mats revenues grew 9% from Q2, driven by strong composite mat sales; redeploying Marcellus mats.
- Environmental revenues increased 26% from Q2, due to state and inland volumes as well as several large jobs.



Revenue (left)
Operating Income (right)
Revenue ($ millions)
Operating Income ($ millions)
275
250
225
200
175
150
125
100
75
50
25
0
55
50
45
40
35
30
25
20
15
10
5
0
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

NYSE: NR
Newpark Resources, Inc.
15
November 2011

Capital Structure 16 Solid balance sheetDebt/Capitalization ratio of 26.8% Cash balance of $63 million at September 30, 2011 Convertible notes termsInterest rate of 4%Conversion price of $11.00 per shareNo financial covenantsMatures 2017

Outlook 17 Oil & gas liquids driving U.S. drilling activityWe are participating in the move toward liquidsEvolution(tm) TechnologyContinue deploying across North AmericaContinue international growth - build on recent success in Brazil and Rheochem acquisitionWork to re-deploy available mats to customers in other locations Return of drilling in the Gulf of Mexico should benefit our fluids and environmental services businesses *Source: Baker Hughes

Appendix 18

Financials 19

Financials 20 <root/>

Financials 21

Financials 22

23 Paul Howes President & CEO Gregg Piontek VP & CFOMark Airola SVP, GC & Admin OfficerBruce Smith President Fluids Systems and EngineeringJeff Juergens President Mats & Integrated Services & Environmental Services Experienced Leadership

Management Biographies 24 Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Office from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

Management Biographies 25 Bruce C. Smith, Executive VP and President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.Jeffery L. Juergens, President Mats and Integrated Services & Environmental Services: Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.